UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2009
Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
4440 El Camino Real, Los Altos CA 94022
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 947-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
     On February 3, 2009, Rambus Inc. (the “Company”) issued a press release announcing that the U.S. District Court for the Northern District of California stayed the coordinated cases involving memory manufacturers Hynix, Micron, Nanya, and Samsung, in view of a recent ruling from the Delaware District Court.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The contents of the Company’s website are not incorporated by reference into this Current Report on Form 8-K or any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 — Financial Statements and Exhibits.
  (d)    Exhibits.
99.1   Press release dated February 3, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2009	Rambus Inc.
/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title
99.1	Press release dated February 3, 2009.